SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☑  Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☑	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment Of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

September [  ], 2007

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”), will be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, on Wednesday, November 14, 2007, at the time specified for each Fund in Appendix A to the enclosed joint proxy statement, to vote on the proposal described in the enclosed joint proxy statement.

AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as the investment adviser to each Fund and Marsico Capital Management, LLC (“Marsico”) serves as the subadviser to each Fund pursuant to subadvisory agreements among each Fund, AIG SunAmerica and Marsico (each, a “Subadvisory Agreement” and together, the “Subadvisory Agreements”). Marsico is responsible for managing a portion of each Fund’s portfolio.

On June 14, 2007, Thomas F. Marsico, the founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC (“Marsico Parent”), a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“BofA”) (the “Transaction”). Marsico has been a wholly-owned, indirect subsidiary of BofA since 2001. The Transaction is expected to close during the fourth quarter of 2007. Marsico does not anticipate any change to its portfolio management team, other personnel, investment processes, day-to-day operations, or the services that Marsico currently provides to the Funds to occur as a result of the Transaction.

The Transaction, when it is consummated, will cause the Funds’ Subadvisory Agreements to terminate. In order for the management of each Fund to continue uninterrupted after the consummation of the Transaction, we are asking the shareholders of each Fund to approve a new subadvisory agreement with Marsico. Under each Fund’s current Subadvisory Agreement, AIG SunAmerica compensates Marsico out of the fees AIG SunAmerica receives from each Fund for serving as its investment adviser. The Funds are not required to pay any fees directly to Marsico for subadvisory services. The fees for services currently payable to AIG SunAmerica under each Fund’s current investment advisory and management agreement with AIG SunAmerica will remain the same. The fees for services currently payable to Marsico under each Fund’s current Subadvisory Agreement also will remain the same. The Board of Directors of the Funds has unanimously approved the new subadvisory agreements subject to shareholder approval.

The Board of Directors of your Fund recommends that you vote FOR the proposal to be presented at the Meeting.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications, Inc. at [number].

The enclosed joint proxy statement contains detailed information about the proposal, and we recommend that you read it carefully. We have attached a “Questions and Answers” section that we hope will assist you in evaluating the proposal.

We appreciate your cooperation and continued support.

Sincerely,

Vincent Marra
President
SunAmerica Focused Alpha
Growth Fund, Inc. and
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

i

QUESTIONS AND ANSWERS

Although we recommend that you read the complete joint proxy statement for a detailed explanation of the matter you are being asked to vote on, for your convenience, we have provided a brief overview of the matter to be voted on at the Special Meeting of Shareholders.

Q:       WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A:	As a shareholder of SunAmerica Focused Alpha Growth Fund, Inc. and/or SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”), we are sending you this joint proxy statement to obtain your approval of a new subadvisory agreement among the Fund, AIG SunAmerica Asset Management Corp. (the “AIG SunAmerica”), one of the subadvisers for each Fund, investment adviser, and Marsico Capital Management, LLC (“Marsico”), each Fund’s subadviser. Pursuant to an investment advisory and management agreement between each Fund and AIG SunAmerica, AIG SunAmerica provides investment advisory, management and administrative services to the Fund. Each Fund and AIG SunAmerica have entered into a subadvisory agreement (each, a “Current Subadvisory Agreement” and together, the “Current Subadvisory Agreements”), with Marsico. Marsico is responsible for managing a portion of each Fund’s portfolio.

On June 14, 2007, Thomas F. Marsico, the founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC (“Marsico Parent”), a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“BofA”) (the “Transaction”). Marsico has been a wholly-owned, indirect subsidiary of BofA since 2001. The Transaction is expected to close during the fourth quarter of 2007. Marsico does not anticipate any change to its portfolio management team, other personnel, investment processes, day-to-day operations, or the services that Marsico currently provides to the Funds to occur as a result of the Transaction.

The Transaction, when it is consummated, will cause the Funds’ Subadvisory Agreements to terminate. In order for the management of each Fund to continue uninterrupted after the consummation of the Transaction, we are asking the shareholders of each Fund to approve a new subadvisory agreement with Marsico (each, a “New Subadvisory Agreement” and together the “New Subadvisory Agreements”). Under each Fund’s current Subadvisory Agreement, AIG SunAmerica compensates Marsico out of the fees AIG SunAmerica receives from each Fund for serving as its investment adviser. The Funds are not required to pay any fees directly to Marsico for subadvisory services. The fees for services currently payable to AIG SunAmerica under each Fund’s current investment advisory and management agreement with AIG SunAmerica will remain the same. The fees for services currently payable to Marsico under each Fund’s current Subadvisory Agreement also will remain the same. There can be no assurance that the Transaction described above will be consummated as contemplated.

The Board of Directors of the Funds has unanimously approved the New Subadvisory Agreements subject to shareholder approval.

Q:       WHY IS A VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENT REQUIRED?

A:	The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”)) of the Current Subadvisory Agreements. Under the terms of the Current Subadvisory Agreements, an assignment will result in its automatic termination. As a result, shareholder approval of the New Subadvisory Agreements is required in order to permit the Marsico to continue to serve as a subadviser to each Fund.

Q.       WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUBADVISORY AGREEMENT?

A:	If the New Subadvisory Agreement is not approved by shareholders of a Fund, that Fund’s Board of Directors (the “Board” and each director, a “Director”) will take such action as it deems to be in the best interest of that Fund and its shareholders. The approval of one Fund’s New Subadvisory Agreement is not contingent on the approval of the other Fund’s New Subadvisory Agreement.

Q.       HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A:	Your investment in the Fund will not change as a result of the Transaction. You will still own the same number of shares in the Fund, and the value of your investment will not change as a result of the Transaction. The New Subadvisory Agreement, if approved by shareholders, will still be among the Fund, AIG SunAmerica and Marsico, and the terms of the New Subadvisory Agreements are substantially similar to the terms of the Current Subadvisory Agreements, with the only difference being in the Agreements’ effective and termination dates. In addition, the portfolio managers of each Fund are not expected to change as a result of the Transaction.

Q.       WILL THE ADVISORY AND SUBADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT?

A:	Yes, the advisory and subadvisory fee rates will remain the same for each Fund upon the approval of each New Subadvisory Agreement.

Q.       ARE THE FUNDS PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS JOINT PROXY STATEMENT?

A.	No. Costs associated with preparing, printing and mailing this joint proxy statement will be borne by Marsico, BofA, or certain of their respective affiliates, whether or not the proposal is successful.

Q.       HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A.	The affirmative vote of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of each Fund, cast in person or by proxy and entitled to vote thereon at the special meeting at which a quorum is present, is necessary for the approval of each New Subadvisory Agreement. A “majority of the outstanding voting securities” is defined by the 1940 Act as the lesser of (i) 67% or more of the voting shares of the Fund present at the meeting, provided that holders of more than 50% of the Fund’s outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A.	Yes. Your vote is needed to help ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.	The Board of your Fund recommends that shareholders vote “FOR” the approval of the New Subadvisory Agreement.

Q.       HOW DO I VOTE MY SHARES?

A.	You can authorize the persons named as proxy holders on the enclosed proxy card to vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Alternatively, you may authorize such persons to vote your shares by telephone by calling the toll free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.       WILL ANYONE CONTACT ME?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.       WHO DO I CALL IF I HAVE QUESTIONS?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, Georgeson Shareholder Communications, Inc. at [number].

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 14, 2007

A special meeting (the “Meeting”) of shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) will be held at the offices of AIG SunAmerica Asset Management Corp., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Wednesday, November 14, 2007, at the time specified for each Fund in Appendix A to enclosed joint proxy statement, to consider and vote on the proposal, as more fully described in the enclosed joint proxy statement:

Matter to be voted upon by Shareholders of each Fund:

PROPOSAL 1.	To approve a new subadvisory agreement among the Fund, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) and Marsico Capital Management, LLC (“Marsico”). (To be voted on by the shareholders of each Fund.)

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Funds’ Board of Directors has fixed the close of business as of September 18, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options. The enclosed joint proxy is being solicited on behalf of the Board of Directors of the Funds.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications, Inc. at [number].

By Order of the Board of Directors of the Funds,
Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc. and
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Jersey City, New Jersey
Dated: September [  ], 2007

JOINT PROXY STATEMENT

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

November 14, 2007

Introduction

This joint proxy statement (the “Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” and each director, a “Director”) of SunAmerica Focused Alpha Growth Fund, Inc. (the “Growth Fund”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Large-Cap Fund”) (each a “Fund” and together, the “Funds”), each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, to be voted at the Special Meeting of Shareholders of the Funds (the “Meeting”). Each Fund’s shares of common stock are referred to as “shares” and the holders of the shares, as “shareholders.”

The Meeting is scheduled to be held at the offices of AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Wednesday, November 14, 2007 at the time specified for each Fund in Appendix A hereto. The approximate mailing date of this Joint Proxy Statement is September [  ], 2007.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, proxies will be voted for the approval of a new subadvisory agreement among each Fund, AIG SunAmerica, each Fund’s investment adviser, and Marsico Capital Management, LLC (“Marsico”), a subadviser to each Fund (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the address indicated above, by executing and delivering a later-dated proxy or by voting in person at the Meeting.

The Board has fixed the close of business as of September 18, 2007 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders as of the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares indicated in Appendix A. Persons who, to the knowledge of each Fund, beneficially own more than five percent of such Fund’s outstanding shares as of the Record Date are listed in Appendix A under “Share Ownership of Certain Beneficial Owners.”

The Board knows of no business other than the approval of the New Subadvisory Agreement that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

PROPOSAL 1 — APPROVAL OF THE NEW SUBADVISORY AGREEMENT

Background

Pursuant to an investment advisory and management agreement between each Fund and AIG SunAmerica, AIG SunAmerica provides investment advisory, management and administrative services to each Fund. Each Fund and AIG SunAmerica have entered into subadvisory agreements (each, a “Current Subadvisory Agreement” and together, the “Current Subadvisory Agreements”), with Marsico. Marsico currently acts as subadviser to each Fund, pursuant to each Current Subadvisory Agreement under which AIG SunAmerica has delegated certain of its investment advisory responsibilities to Marsico. Marsico is responsible for managing a portion of each Fund’s portfolio.

The date of the Growth Fund’s Current Subadvisory Agreement is July 26, 2005. The Board, including a majority of the Directors who are not “interested persons,” of the Funds as defined in the 1940 Act (the “Independent Directors”), initially approved the Growth Fund’s Current Subadvisory Agreement on June 17, 2005. The Board, including a majority of the Independent Directors, last approved the continuation of the Growth Fund’s Current Subadvisory Agreement on August 28, 2007. The Growth Fund’s Current Subadvisory Agreement was initially approved by shareholders on July [  ], 2005.

The date of the Large-Cap Fund’s Current Subadvisory Agreement is December 22, 2005. The Board, including a majority of the Independent Directors, initially approved the Large-Cap Fund’s Current Subadvisory Agreement on September 26, 2005. The Board, including a majority of the Independent Directors, last approved the continuation of Large-Cap Fund’s Current Subadvisory Agreement on August 28, 2007. The Large-Cap Fund’s Current Subadvisory Agreement was initially approved by shareholders on December [  ], 2005.

The Board, including a majority of the Independent Directors, also approved an amendment to each Current Subadvisory Agreement on August 28, 2007. Each Subadvisory Agreement was amended to include certain representations and warranties by Marsico that, in furnishing subadvisory services to each Fund, Marsico will not consult with any other subadviser of the respective Fund, or any other subadvisers to other investment companies that are under common control with the Fund, concerning transactions of the Fund in securities or other assets, other than for purposes of complying with certain rules under the 1940 Act.

On June 14, 2007, Thomas F. Marsico, the founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC (“Marsico Parent”), a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“BofA”) (the “Transaction”). Marsico has been a wholly-owned, indirect subsidiary of BofA since 2001. Mr. Marsico and Marsico Parent have engaged Goldman Sachs & Co., and certain affiliates to provide committed financing for the Transaction. Marsico had become a 50% owned subsidiary of BofA in 1999, and BofA acquired ownership of the remaining 50% of Marsico in 2001. BofA’s interest in Marsico is held through its ownership of Marsico Management Holdings, LLC. Marsico does not anticipate any change to its portfolio management team, other personnel, investment processes, day-to-day operations, or the services that Marsico currently provides to the Funds to occur as a result of the Transaction. The Transaction is expected to close during the fourth quarter of 2007. There can be no assurance that the Transaction described above will be consummated as contemplated.

Upon completion of the Transaction, each Current Subadvisory Agreement will automatically terminate under a provision in each Agreement that requires the termination of the Agreement in the event it is “assigned,” as required by Section 15 of the 1940 Act. The Transaction is a change in control of Marsico that is deemed to be an assignment of the Current Subadvisory Agreements. In order for the management of each Fund to continue uninterrupted after the consummation of the Transaction, we are asking the shareholders of each Fund to approve a New Subadvisory Agreement with Marsico. This Joint Proxy Statement gives you additional information on the proposed New Subadvisory Agreements.

In anticipation of the consummation of the Transaction, the Board met in person on August 28, 2007 for the purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve each New Subadvisory Agreement (together with the Current Subadvisory Agreements, the “Subadvisory Agreements”) to take effect (if approved by shareholders) upon the termination of each Current Subadvisory Agreement. At the Board meeting, and for the reasons discussed below (see “Board Considerations in Approving the New Subadvisory Agreement”), the Board, including all of the Independent Directors, unanimously approved the New Subadvisory Agreements and unanimously recommended their approval by shareholders of the each Fund in order to assure continuity of Marsico’s subadvisory services to each Fund after the consummation of the Transaction. The 1940 Act requires that with respect to each Fund, the New Subadvisory Agreement be approved by that Fund’s shareholders in order for it to become effective. In the event shareholders of a Fund do not approve the New Subadvisory Agreement, that Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders. A form of the New Subadvisory Agreement is attached as Appendix B.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

The terms of the New Subadvisory Agreement, including fees payable to Marsico by AIG SunAmerica under the Agreement, are substantially identical to those of the Current Subadvisory Agreement, except for the dates of effectiveness and termination. If approved by shareholders of a Fund, the New Subadvisory Agreement will expire on August 31, 2009, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The following discussion provides a comparison of certain terms of the Current Subadvisory Agreements to the terms of the New Subadvisory Agreements.

Investment Advisory Services.  The investment advisory services to be provided by Marsico to the Funds under the New Subadvisory Agreements are identical as those services provided by Marsico to the Funds under the Current Subadvisory Agreements. Both the Current Subadvisory Agreements and New Subadvisory Agreements provide that, subject to the supervision, direction and approval of AIG SunAmerica and the Board, Marsico is responsible for managing the investment and reinvestment of a portion of each Fund’s assets in a manner consistent with the Fund’s investment objectives, policies and restrictions, and applicable federal and state law. Marsico makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of the Fund’s assets that Marsico manages. Marsico manages the large-cap portion of the Growth Fund and the large-cap growth portion of the Large-Cap Fund and would continue to do so under the New Subadvisory Agreements. In order to implement its investment decisions, Marsico would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Funds. Marsico would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Funds, but would provide such assistance as is reasonably requested by AIG SunAmerica.

The terms of each Subadvisory Agreement further specify that Marsico maintain all books and records with respect to each Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to AIG SunAmerica and the Board such periodic and special reports as AIG SunAmerica or the Board may reasonably request. Furthermore, each Subadvisory Agreement provides that Marsico carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under each Subadvisory Agreement. It is anticipated that the investment advisory services will be provided by the same Marsico personnel under each New Subadvisory Agreement as under each Current Subadvisory Agreement and that Thomas F. Marsico will continue to act as the portfolio manager for each portion of the Growth Fund and Large-Cap Fund for which Marsico provides subadvisory services. Marsico does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under each New Subadvisory Agreement.

Fees.  The fees to be paid by AIG SunAmerica to Marsico under each Fund’s New Subadvisory Agreement are identical to the fees paid by AIG SunAmerica to Marsico under that Fund’s Current Subadvisory Agreement. Specifically, under the Current Subadvisory Agreements and the New Subadvisory Agreements, AIG SunAmerica pays Marsico a monthly fee at the annual rate shown in the table below of the aggregate average daily net assets.

Fund	Subadvisory Fee Rate

Growth Fund	0.40% of the assets managed by Marsico
Large-Cap Fund	0.40% of the assets managed by Marsico

Under both the Current Subadvisory Agreements and the New Subadvisory Agreements, Marsico has no right to obtain compensation directly from the Funds for services provided under the Subadvisory Agreements and looks solely to AIG SunAmerica for payment of fees due. The following table shows the fees paid to Marsico by AIG SunAmerica for the fiscal year ended December 31, 2006, each Fund’s most recent completed fiscal year, for services performed by Marsico under the Current Subadvisory Agreements.

Fund	Subadvisory Fee Paid ($)

Growth Fund	[insert]
Large-Cap Fund	[insert]

[During the fiscal year ended December 31, 2006, no commissions on portfolio transactions were paid to any affiliated brokers with respect to either Fund.] The table set forth in Appendix E lists other funds advised by Marsico with similar investment objectives to the Growth Fund and the Large-Cap Fund, the net assets of those funds and the advisory fees that Marsico received from those funds as of June 30, 2007.

Payment of Expenses.  Under both the Current Subadvisory Agreements and the New Subadvisory Agreements, the Subadviser will bear all expenses (excluding expenses to be borne by a Fund as described in the Subadvisory Agreement) in connection with the performance of its services under the Subadvisory Agreement. The expenses to be borne by a Fund under the New Subadvisory Agreement are the same as in the Current Subadvisory Agreement.

Limitation on Liability.  The Current Subadvisory Agreements and New Subadvisory Agreements each generally provide that Marsico will not be liable to AIG SunAmerica, each Fund or its respective shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by Marsico in the performance of its duties under each Subadvisory Agreement, or reckless disregard of its obligations or duties under each Subadvisory Agreement.

Continuance.  Each Current Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If the shareholders of a Fund approve the New Subadvisory Agreement for that Fund, the New Subadvisory Agreement will expire two years from the date it is executed, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The Current Subadvisory Agreements and the New Subadvisory Agreements both contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.

Termination.  Each Current Subadvisory Agreement and New Subadvisory Agreement provide that the Subadvisory Agreements may be terminated, without penalty, (i) by a majority of the Board or by vote of holders of a majority of the outstanding voting securities of the Fund at any time, (ii) by AIG SunAmerica on not less than thirty (30) nor more than sixty (60) days’ written notice to the Fund and Marsico, or (iii) by Marsico upon ninety (90) days’ written notice to the Fund and AIG SunAmerica. As with the Current Subadvisory Agreements, the New Subadvisory Agreements also will terminate automatically in the event of assignment or in the event of the assignment or termination of the investment advisory and management agreement between AIG SunAmerica and the respective Fund.

Board Considerations in Approving the New Subadvisory Agreements

At an in-person meeting held on August 28, 2007, each Fund’s Board, including the Independent Directors, unanimously approved each New Subadvisory Agreement among each Fund, AIG SunAmerica and Marsico.

The Approval Process.  In considering the approval of each New Subadvisory Agreement among each Fund, AIG SunAmerica and Marsico, the Board received and discussed various materials provided to it in advance of the meeting that included, among other things, a copy of the form of New Subadvisory Agreement and the Current Subadvisory Agreement, the materials the Board had received in connection with its consideration and approval of the continuation of the Current Subadvisory Agreement, due diligence materials from Marsico and a report on the Transaction from Marsico.

At the August 28, 2007 Board meeting, representatives of Marsico, including Thomas F. Marsico, made a presentation regarding Marsico generally and the Transaction, and responded to questions from the Board. The Independent Directors discussed the presentation given at the meeting by representatives of Marsico and the materials distributed in connection therewith, which provided information about the Transaction that would cause the change in control of Marsico. The Board considered all factors it believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by Marsico; (b) the investment performance of the Funds and Marsico; (c) the consideration of the subadvisory fees and the cost of the services and profits to be realized by Marsico and its affiliates from the relationship with the Funds; (d) economies of scale; and (e) other factors.

A.	Nature, Extent and Quality of Services

The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by Marsico, including the investment advisory services and the resulting performance of the Funds. The Directors noted that Marsico is, and would continue to be responsible for providing investment advisory services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of each Fund’s assets it is allocated to manage. The Board reviewed details of the Transaction in order to evaluate Marsico’s history, structure, size and investment experience, visibility and resources, which are needed to attract and retain highly qualified investment professionals. In evaluating the nature, quality and extent of the services to be provided by Marsico under the New Subadvisory Agreements, the Directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of Marsico and how it would affect the Funds, the ability of Marsico to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services provided to the Funds. The Board noted that it was anticipated that the Transaction would not result in a change in the portfolio managers to the portion of each Fund’s assets subadvised by Marsico. The Board also considered Marsico’s code of ethics, compliance and regulatory history, and noted that Marsico had not been the target of any regulatory actions or investigations that could potentially affect its ability to continue to provide subadvisory services to the Funds. The Board concluded that it was satisfied with the nature, quality and extent of the services currently provided by Marsico under the Current Subadvisory Agreements and expected to be provided by Marsico under the New Subadvisory Agreements, and such services were reasonable and appropriate in relation to the subadvisory fee. The Board, including the Independent Directors concluded that the quality of services to be provided by Marsico to the Funds after the Transaction should continue to be high.

B.	The Investment Performance of the Funds and Marsico

The Board, including the Independent Directors, also reviewed and considered the performance of the Funds and Marsico. In preparation for the August 28, 2007 meeting, the Board was provided with reports, independently prepared by Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper (the “Peer Group”) and to all funds in each Fund’s applicable Lipper category (the “Peer Universe”). The Board also noted that it regularly reviews the performance of the Funds throughout the year.

Based on the Lipper reports, the Board reviewed each Fund’s annualized total return for the one-year period ending June 30, 2007 and since each Fund’s inception. The Board also received a report that detailed the performance of Marsico with respect to the portion of each Fund’s assets that it manages, for the one-year period ending June 30, 2007 and since each Fund’s inception as compared to each Fund’s respective category as determined by Morningstar.

For the Growth Fund, the Board considered that the Fund ranked in the second quintile of its Peer Universe during the one-year period ending June 30, 2007 and ranked in the fourth quintile since inception. The Growth Fund commenced operations on July 27, 2005. The Board further noted that Marsico ranked in the fourth quartile of the Morningstar category each of the last two quarters; however, Marsico ranked in the first quartile for the quarters ended June 30, 2006 and December 31, 2006.

For the Large-Cap Fund, the Board considered that the Fund ranked in the fourth quintile of its Peer Universe during the one-year period ending June 30, 2007 and since inception, and that the Fund ranked in the third quintile of its Peer Group during the one-year period ending June 30, 2007 and since inception. The Large-Cap Fund commenced operations on December 23, 2005. The Board further noted that Marsico ranked in the fourth quartile of the Morningstar category for the quarter ending June 30, 2007; however, Marsico ranked in the first or second quartile for three of the previous four quarters ending March 31, 2007.

The Board took note that over the short-term Marsico had underperformed its Peer Group with respect to each Fund and received an explanation of the factors contributing to such short-term underperformance, as well as a summary of steps being taken as part of Marsico’s strategy to improve its relative short-term performance. The Board noted that each Fund seeks to pursue its respective investment objective by employing a concentrated stock picking strategy in which the Fund, through its respective subadvisers, including Marsico, actively invests primarily in a small number of equity securities (i.e., common stocks) and may invest to a lesser extent in equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights). As a result of each Fund’s concentrated investment strategy, the effect of each equity security’s performance on the Fund’s performance is greater compared with funds that invest in a larger number of securities. Finally, the Board considered Marsico’s long-term strong performance in managing money in the style used for the Funds and noted that despite the recent underperformance, Marsico was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Funds.

C.	Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by Marsico and its Affiliates from the Relationship with the Funds

The Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by AIG SunAmerica to Marsico pursuant to the Subadvisory Agreements with respect to each Fund. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Marsico or its affiliates in connection with providing such subadvisory services to the Funds.

To assist in analyzing the reasonableness of the subadvisory fees for the Funds, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund’s Peer Group that the Board used as a guide to help assess the reasonableness of the subadvisory fees. In addition, the Board received and reviewed information about the services and fee rates payable to Marsico by its other clients, including other registered investment companies advised and sub-advised by Marsico (as presented in Appendix E). The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group since the exact nature of services provided under the subadvisory agreements is often not apparent. The Board noted that Peer Group information as a whole was useful in assessing whether Marsico would be providing services at a cost that was competitive with other similar funds. The Board also considered that the subadvisory fees are paid by AIG SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted that the subadvisory fees payable to Marsico by AIG SunAmerica with respect to each Fund would remain the same under the New Subadvisory Agreement as under the Current Subadvisory Agreement.

Additionally, the Board noted that it was provided and reviewed financial statements of Marsico for its last two fiscal years ending December 31 and considered whether Marsico has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the New Subadvisory Agreements and to continue to provide the high quality of services that are expected by the Board. The Board also reviewed Marsico’s pro forma balance sheet and other financial information and considered whether Marsico, upon the consummation of the Transaction, would have the financial resources necessary to continue to attract and retain highly-qualified investment management personnel, continue to perform its obligations under the New Subadvisory Agreement and continue to provide the high quality of services that it has provided under the Current Subadvisory Agreement. The Board received and considered information relating to Marsico’s current and projected profitability following consummation of the Transaction. The Board noted, among other things, Marsico’s representations that it anticipated that key aspects of its financial condition, such as its revenue generation and operating expenses, are not expected to change greatly in the initial years following the completion of the Transaction.

The Board concluded that Marsico had the financial resources necessary to continue to perform its obligations under the New Subadvisory Agreements and to continue to provide each Fund with the high quality of services that it has provided to the Funds since their respective inceptions and to other funds in the AIG SunAmerica fund complex overseen by the Board. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

D.	Economies of Scale

The Board did not review specific information regarding whether there have been economies of scale with respect to Marsico’s management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Funds’ investment advisory and management agreement with AIG SunAmerica.

E.	Other Factors

In consideration of the New Subadvisory Agreements, the Board also received information regarding Marsico’s brokerage and soft dollars practices. The Board considered that Marsico is responsible for decisions to buy and sell securities for the portion of each Fund’s assets that Marsico has been allocated to manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the potential benefits Marsico would derive from its soft dollar arrangements whereby brokers provide research and/or certain limited brokerage services to Marsico and its clients, including the Funds, in return for allocating Fund brokerage.

The Board’s Conclusions About the New Subadvisory Agreements

After a full and complete discussion, the Board approved the New Subadvisory Agreements, each for an initial two-year term ending August 31, 2009. Based upon their evaluation of all these factors in their totality, the Board, including all of the Independent Directors, was satisfied that the terms of the New Subadvisory Agreements were fair and reasonable and in the best interests of the Funds and each Fund’s respective shareholders. In arriving at a decision to approve the New Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors also were assisted throughout the process by the advice of independent counsel in making this determination.

Shareholder Approval

To become effective, each New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund. Each New Subadvisory Agreement was approved by the Board on behalf of each Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed below. Each Fund’s Board authorized the submission of the New Subadvisory Agreement for consideration by the Fund’s shareholders in this Joint Proxy Statement. Shareholder approval of one Fund’s New Subadvisory Agreement is not contingent on shareholder approval of the other Fund’s New Subadvisory Agreement.

Information about the Transaction

As described above, on June 14, 2007, Thomas F. Marsico and Marsico Parent Company, LLC (“Marsico Parent” or “Buyer”), a company controlled by Mr. Marsico, signed a definitive purchase agreement to repurchase Marsico from a BofA subsidiary, Marsico Management Holdings, LLC (“Seller”). (The Transaction also involves the acquisition of another company, Marsico Fund Advisors, LLC (“MFA”), which is not material to the Transaction.[1]) The Transaction is expected to close during the fourth quarter of 2007, and is subject to customary conditions in the purchase agreement and financing commitment letters, and client consents and mutual fund shareholder approvals.

Under pertinent agreements, the total cost of the Transaction to the Buyer, including the purchase price and fees and expenses, is expected to be approximately $2.7 billion. Appendix F provides a diagram of the anticipated new corporate structure, showing the holding companies (together, the “Marsico Parent Companies”) in the new chain of ownership of Marsico and MFA, consisting of Buyer, Marsico Parent Holdco, LLC (“Holdco”) and Marsico Parent Superholdco, LLC (“Superholdco”).

[1]	Marsico Fund Advisors, LLC (“MFA”) is the general partner of one investment product advised by Marsico, the Marsico Focused Growth Fund, L.P. (“Commingled Fund”). As general partner of the Commingled Fund, MFA owns a small investment in the Commingled Fund, which represents MFA’s only current source of financial activity. This activity is not considered significant to the Transaction.

The Transaction will be financed by a combination of an equity contribution from a company expected to be owned by Thomas F. Marsico, Marsico family interests and Marsico employees; a senior secured credit facility; notes; preferred membership interests; and warrants. Goldman, Sachs & Co. (“Goldman Sachs”) and its affiliates have committed to assist in providing the financing. Each component of the financing is described generally below.

Equity Contribution.  Marsico Management Equity, LLC (“MME”), a company expected to be owned by Thomas F. Marsico, Marsico family interests, and Marsico employees, is expected to contribute $150 million in return for voting common equity interests in Superholdco, the ultimate parent of Marsico and MFA. Bank of America has committed to finance the portion of this contribution attributable to Mr. Marsico and Marsico family interests, subject to customary terms and conditions including recourse provisions. As a result of the equity contribution, through MME, Mr. Marsico, Marsico family interests and Marsico employees are expected to have ownership of between 88% and 100% of all common equity interests (and 100% of all voting interests) in Superholdco (and indirectly of Buyer and Marsico), depending on whether and when certain warrants described below are exercised.

Senior Secured Credit Facility.  Buyer has received a commitment letter from Goldman Sachs Credit Partners L.P. (“GSCP”) to provide, subject to conditions, approximately $1.2 billion of senior secured term loans (the “Senior Secured Credit Facility”). The Senior Secured Credit Facility will be guaranteed by Marsico and MFA, Holdco, and Superholdco. Subject to certain exceptions, the Senior Secured Credit Facility will be secured by first priority security interests in all assets of Buyer and the guarantors. A $25 million Revolving Credit Facility is also provided as part of the financing.

Mezzanine Notes.  Buyer, Holdco, and Superholdco expect to issue approximately $1.275 billion in aggregate principal amount of their senior notes and senior subordinated notes. Goldman Sachs will serve as initial purchaser with respect to the offerings of all three series of notes (together, the “Mezzanine Notes”). Each such offering of Mezzanine Notes is expected to be offered to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 or to other purchasers pursuant to other applicable exemptions under the Securities Act of 1933. To ensure a successful offering of the Mezzanine Notes, Buyer, Holdco, and Superholdco have received a second commitment letter (the “Second Commitment Letter”) from GSCP and Goldman Sachs pursuant to which GSCP has committed to provide, if the Mezzanine Notes are not issued and subject to the conditions therein, a series of term loans to each of Buyer, Holdco and Superholdco on terms substantially similar to those of each series of Mezzanine Notes.

Membership Interests and Warrants.  Superholdco expects to issue senior preferred membership interests with an initial liquidation value of $75 million and certain warrants to purchase non-voting common membership interests of Superholdco to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 or to other purchasers pursuant to applicable exemptions under the Securities Act. In the event such offering is not consummated, Superholdco has received a commitment from Goldman Sachs, pursuant to the Second Commitment Letter and subject to conditions, to issue and sell such interests and warrants directly to Goldman Sachs. Such equity securities and warrants, together with the Mezzanine Notes, are referred to as the Mezzanine Securities. The warrants are for limited non-voting common membership interests representing up to 12% of the fully diluted Superholdco common membership interests (after giving effect to the Transaction and the financing). The common equity interests in Superholdco that holders of Mezzanine Securities may acquire pursuant to the warrants will not be voting interests, and holders of Mezzanine Securities will not hold any board seats or have supervisory rights with regard to Marsico.

Investments by Affiliates of Goldman Sachs.  An affiliate of Goldman Sachs, GS Mezzanine Partners 2006 Onshore Fund, L.P. (“GSMP”), together with its affiliates, is expected to purchase and hold (subject to certain exceptions) up to $550 million of the Mezzanine Securities. GSMP and its affiliates are thereby expected to acquire for their own accounts approximately 40% of the Mezzanine Securities (representing approximately 20% of total funding for the Transaction). Through their anticipated $550 million investment in a portion of the Mezzanine Securities, GSMP and its affiliates would beneficially own, pursuant to their share of the warrants, less than 5% of the common membership interests of Superholdco (and indirectly of Buyer and Marsico).

Additionally, as noted above, Goldman Sachs and its affiliates (collectively “Goldman”) have provided commitments to provide 100% of the $1.2 billion of the Senior Secured Credit Facility and the $1.35 billion financing contemplated by the Mezzanine Securities. To the extent that Goldman is unable to syndicate the Credit Facility or is unable to place the portion of the Mezzanine Securities not being acquired by GSMP, the portion of the total financing to be provided by Goldman could substantially increase.

Other Business Relationships with Goldman Sachs and Affiliates

As the result of trade execution decisions in the ordinary course of business, Marsico has long used Goldman (along with many other broker-dealers) to provide routine brokerage execution services to Marsico’s client accounts, including the Funds. (These services have at times included the execution of large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits.) Because of Goldman’s expertise and resources as a broker-dealer, Marsico expects that after the Transaction, it will continue to use Goldman (as well as many other broker-dealers) to perform routine brokerage services for clients including the Funds from time to time, to the extent permitted by applicable law (which may include the execution of principal trades involving Goldman’s own capital, and the receipt of other client commission benefits), provided that Goldman is able to continue to maintain the high level of services at reasonable cost that it has provided in the past. Marsico has informed the Board that Marsico’s routine use of Goldman (and other brokers) to provide brokerage services to clients, including the Funds will not occur as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent trade execution decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

As the result of investment decisions in the ordinary course of business, Marsico has periodically invested client account assets, including the Fund’s assets in shares of Goldman Sachs Group, Inc. (“GSG”), the parent company of Goldman Sachs and various affiliates, including at times during 2007 and prior years. Marsico client accounts’ holdings in GSG’s stock have at times made those accounts in the aggregate among the largest investors in GSG. Marsico expects that it may (or may not) continue to view investment in GSG’s common stock as an investment opportunity for its clients including the Funds, and may buy (or sell) shares of GSG’s common stock for client accounts from time to time as the result of investment decisions made in the ordinary course of Marsico’s investment management process. to the extent permitted by applicable law. Marsico has informed the Board that decisions to buy or sell shares of GSG’s stock for client accounts including the Funds will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

Also as the result of investment decisions in the ordinary course of business, Marsico has from time to time purchased securities for clients in offerings underwritten by Goldman Sachs or its affiliates. Marsico expects that it will continue this practice in the future, to the extent permitted by applicable law. Marsico has informed the Board that decisions to purchase securities from underwriting syndicates that include Goldman will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

Information about Marsico

Marsico is a Denver-based investment management firm that manages assets for mutual funds, variable insurance funds, corporate retirement plans and other institutions, separately managed wrap accounts, and other clients. Marsico specializes in growth-oriented equity strategies, including large-cap growth, international growth, global growth, and all-cap growth. With approximately $93.6 billion in assets under management as of June 30, 2007, Marsico is one of the largest growth equity managers in the investment industry. Marsico serves a diverse mix of retail and institutional clients as investment adviser to registered investment companies, as sub-adviser to many other mutual funds and variable annuity programs, as adviser to leading institutional investors, and as adviser to separately managed wrap accounts. Marsico has approximately 70 employees, including a 24-member investment team consisting of four portfolio managers, 16 analysts, and four traders. Marsico was founded in 1997 by Mr. Marsico, the firm’s Chief Executive Officer and Chief Investment Officer. Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico is currently an indirect, wholly-owned subsidiary of BofA, a Delaware corporation that is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina and is located at 101 N. Tryon Street, Charlotte, North Carolina 28246.

Following the Transaction, as described above under “Information About the Transaction,” Mr. Marsico, Marsico family interests and Marsico employees through another company, are expected to own at least 88% of the common equity interests of Superholdco (and indirectly of Buyer and Marsico). The remaining 12% of the common equity (and 100% of the voting interests) interests of Superholdco would be subject to warrants held by certain other parties who purchased Mezzanine Securities as described above. The common equity interests in Superholdco that holders of Mezzanine Securities would acquire by exercising the warrants will not be voting interests, and Mezzanine Securities will not provide their holders with board seats or supervisory rights relating to Marsico.

Set forth in Appendix C is certain information with respect to the executive officers and directors of Marsico. Set forth in Appendix E is certain information with respect to the other registered investment companies advised and sub-advised by Marsico that have investment objectives similar to the Funds.

Recommendation of the Board of Directors of each Fund

The Board of each Fund unanimously recommends that shareholders of their Fund vote “FOR” approval of the New Subadvisory Agreement.

VOTE REQUIRED AND MANNER OF VOTING

Quorum.  A quorum for the transaction of business at the Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one third of the shares of that Fund entitled to vote at the Meeting.

Vote Requirement.  Assuming a quorum is present at the Meeting, approval of the New Subadvisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Broker Non-Votes and Abstentions.  Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the proposal to approve the New Subadvisory Agreements before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), in non-routine matters, such as the approval of the New Subadvisory Agreement, a broker member may not authorize any proxy without instructions from the customer. For purposes of the vote on the approval of the New Subadvisory Agreement, “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions (i.e., a vote to withhold) with respect to the approval of a New Subadvisory Agreement will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shares represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” the approval of the New Subadvisory Agreement.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation.  The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Notice and this Joint Proxy Statement will be borne solely by Marsico, BofA, or certain of their respective affiliates. These entities will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds have retained Georgeson Shareholder Communications, Inc., [address], to assist in the solicitation of proxies at a cost of approximately $[          ]. As stated above, these costs will be borne solely by Marsico or BofA, or certain of their respective affiliates.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chair of the Meeting may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice for up to 120 days after the original record date for that Meeting.

Other Matters.  Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments or postponements thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Information About AIG SunAmerica.  AIG SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, AIG SunAmerica managed, advised or administered assets in excess of $56.2 billion as of June 30, 2007. In addition to serving as investment adviser and manager to the Funds, AIG SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Inc., AIG, Seasons Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. Set forth in Appendix D is certain information with respect to the executive officers and directors of AIG SunAmerica. As consideration for its services as investment adviser and manager of the Funds, AIG SunAmerica is entitled to receive a monthly fee at the annual rate of 1.00% of each Fund’s average daily total assets. For the fiscal year ended December 31, 2006, the Fund paid investment advisory and management fees to AIG SunAmerica as indicated below.

Fund	Investment Advisory and Management Fee Paid ($)

Growth Fund	[insert]
Large-Cap Fund	[insert]

Information About the Administrator.  AIG SunAmerica also serves as administrator to each Fund. Under the Administrative Services Agreement between each Fund and AIG SunAmerica, AIG SunAmerica is responsible for performing administrative services in connection with the operations of each Fund, subject to the supervision of each Fund’s Board. AIG SunAmerica provides the Funds with regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Funds. AIG SunAmerica’s administrative services include recordkeeping, supervising the activities of the Funds’ custodian and transfer agent, providing assistance in connection with the board and shareholder meetings and other administrative services necessary to conduct the Funds’ affairs. As consideration for its services, AIG SunAmerica is entitled to receive a monthly fee at the annual rate of 0.04% of each Fund’s average daily total assets. For the fiscal year ended December 31, 2006, the Fund paid administration fees to AIG SunAmerica as indicated below.

Fund	Administration Fee Paid ($)

Growth Fund	[insert]
Large-Cap Fund	[insert]

Report Delivery. Each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any shareholder upon request.  Such requests should be directed to the attention of each Fund’s Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: Gregory N. Bressler or to [800 Number]. A copy will also be available on www.sunamericafunds.com.

Delivery of Proxy Materials.  A single Joint Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless the Funds have received contrary instructions from one or more shareholders. The Funds will furnish, without charge, upon request, a separate copy of the Joint Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of this Joint Proxy Statement and Notice of Special Meeting of Shareholders may contact the Funds in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Funds’ Secretary at: Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: Gregory N. Bressler or to [800 Number].

Shareholder Proposals.  Each Fund is required to hold an annual meeting of shareholders. Each Fund held its 2007 Annual Meeting on April 25, 2007. Shareholders of the Funds who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at the such Fund’s 2008 Annual Meeting of Shareholders should send such proposals to the Secretary of the Fund at AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. In order to be considered at the next annual meeting, shareholder proposals must be received by the Fund by no later than November 23, 2007. Also, under the rules of the Securities and Exchange Commission (the “Commission”), if a shareholder wishes to submit a proposal for possible inclusion in the Fund’s 2008 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund must receive it on or before November 23, 2007. All nominations and proposals must be in writing. Written proposals and notices should be sent to the Secretary of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: Gregory N. Bressler, or to [800 Number].

Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

By Order of the Board of Directors of the Funds,

Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc. and
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Dated: September [  ], 2007

Appendix A

Defined terms used in this Appendix and not otherwise defined shall have the same meanings as in the Joint Proxy Statement to which this Appendix is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

	Shares Outstanding	Fiscal	Meeting
Fund	as of Record Date	Year End	Time

SunAmerica Focused Alpha Growth Fund, Inc.	[insert]	December 31	10:00 A.M.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	[insert]	December 31	10:30 A.M.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

[To the knowledge of each Fund, the officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund as of [     ], 2007.] [As of this date, based upon the Funds’ review of filings made pursuant to Sections 13 and 16 of the Exchange Act, to the knowledge of each Fund, no person beneficially owned more than 5% of either Fund’s shares.]

A-1

Appendix B

FORM OF NEW SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (the “Agreement”) is dated as of [       ], 2007 by and among [FUND], a Maryland corporation (the “Fund” or the “Corporation”), AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MARSICO CAPITAL MANAGEMENT, LLC, a Delaware Limited Liability Company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and the Corporation, have entered into an Investment Advisory and Management Agreement dated as of [     ], as amended (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end management investment company and may issue shares of common stock, par value $.001 per share; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services in the manner and on the terms set out in this Agreement the Subadviser is willing to furnish such services on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser.  (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Advisory Agreement with the Corporation. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of the Fund. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold in its portion of the assets of the Fund, will provide the Adviser with copies of records concerning the Subadviser’s activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation as they may reasonably request concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to oversight by the officers and the Directors of the Corporation and in compliance with such reasonable policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Fund set forth in the Corporation’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

(b) The Subadviser represents and warrants to the Adviser that it will manage the relevant portion of the assets of the Fund in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing, and subject to Section 11(c) hereof, the Subadviser represents and warrants as to the portion of the Fund that the Subadviser manages, subject to the understanding that the Subadviser has only limited control over certain regulatory and compliance matters relevant to the Fund, that the Subadviser’s management of the portion of the assets of the Fund will be designed to achieve (1) qualification by the Fund to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including maintaining those assets in custody with institutions designated by the Corporation; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Sections 10(f), 12(d), and 17(a), (d) and (e) of the Act, the Subadviser shall seek to maintain compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Fund, or any other subadvisers to other investment companies that are under common control with the Fund, concerning transactions of the Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(c) The Subadviser further represents and warrants that (1) to the extent that any statements or omissions made in any Registration Statement for shares of the Corporation, or in any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such statements or omissions in the Registration Statement and in any amendments or supplements thereto will, when the Registration Statement or amendments become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act, and such statements or omissions will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) to the extent that any statements or omissions made in contracts, sales material or other documents are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such statements or omissions in the contracts, sales material and other documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser does not warrant that the investment performance of the portion of the Fund’s assets managed by the Subadviser will match the performance of any index or other benchmark, such as any other account managed by the Subadviser.

(e) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Portfolio Transactions.  (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for the Fund, to select broker-dealers and futures commission merchants to execute such purchases or sales, and to negotiate brokerage commissions and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants in such a manner and on such terms as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider factors relevant to execution quality such as price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of trades involving blocks of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Directors may determine that are consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Fund. The Subadviser will promptly communicate to the Adviser and (through the Adviser) to the officers and the Directors of the Corporation such information relating to portfolio transactions as they may reasonably request, including but not limited to, any reports prepared by independent third parties relating to the execution costs of such transactions if such reports exist. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders for other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser and the Corporation hereby acknowledge that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of the Fund with certain broker-dealers and futures commission merchants that the Adviser or the Corporation may designate.

(c) The Subadviser is prohibited from consulting with another subadviser who is providing investment advice to the Fund concerning transactions for the Fund in securities or other assets. The Subadviser will provide investment advice solely with respect to the portion of assets managed by the Subadviser.

3. Compensation of the Subadviser.  The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for the Fund listed thereon. Such fee shall be calculated by the Fund’s custodian and accrued daily, and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reserved.

5. Reports.  The Corporation and the Adviser agree to furnish to the Subadviser current Fund prospectuses, statements of additional information, proxy statements, reports to shareholders, press releases providing significant information about the Subadviser, and such other information with regard to their affairs as the Subadviser may reasonably request. Subadviser agrees to furnish to the Corporation or the Adviser such information about Subadviser and its performance of its duties under this Agreement as they may reasonably request.

6. Status of the Subadviser.  The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, except as authorized by this Agreement or as otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

7. Advertising.  Subadviser shall not publicly distribute any sales or advertising materials related to the Corporation unless such material has been received and approved by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Corporation’s names in its “client list” used in promotional materials with prior consent of the Adviser and/or Corporation.

8. Proxy Voting.  The Fund has appointed Investor Responsibility Research Center as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, the Fund may request guidance or a recommendation from the Adviser, administrator or Subadviser of the Fund. The Subadviser shall not have responsibilities in connection with proxy voting for the Fund, except that the Subadviser may be affirmatively requested to make a proxy voting recommendation that the Fund or Adviser may choose to follow.

9. Certain Records.  The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments held by the portion of the Fund that is managed by Subadviser and that are required to be maintained by a subadviser to the Corporation pursuant to the requirements of Rule 31a-1 under that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation will be provided promptly to the Corporation or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation’s auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

10. Reference to the Subadviser.  Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11. Liability of the Subadviser.  (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent otherwise provided in the Act. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of the Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to the Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of the Fund allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to the Fund and qualifications of the Fund as a regulated investment company under the Code) only with respect to the portion of assets of the Fund allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

12. Confidentiality.  The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Fund or to otherwise perform services as a Subadviser, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only as discussed above, or if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Corporation to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Fund and may include such total return in the calculation of composite performance information.

13. Reserved.

14. Term of the Agreement.  This Agreement shall continue in full force and effect with respect to the Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund, voting separately from any other series of the Corporation.

With respect to the Fund, this Agreement may be terminated at any time, without payment of a penalty by the Fund, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. This Agreement may be terminated by the Subadviser at any time, with respect to both the Adviser and the Fund, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Corporation. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act and the rules thereunder).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

15. Severability.  This Agreement constitutes the entire Agreement between the parties hereto and all prior and contemporaneous conversations, agreements, understandings, representations, and negotiations with respect to the subject matter hereof are merged herein and superseded hereby. The parties intend and agree that if any portion of this Agreement is declared by any regulatory agency (through a formal or informal process), any court of competent jurisdiction, any statute, or any rule to be invalid, void, voidable or unenforceable, the remainder of the Agreement shall remain in full force and effect in every other respect. In particular, and not in limitation of the foregoing, the parties hereby agree that if any portion of the Agreement is declared unenforceable against the Fund, or against any party so long as the Fund is a party, then that portion of the Agreement, without further action by the parties, shall be deemed to have been reformed without the Fund as a party.

16. Amendments.  No modification of any provision of this Agreement shall be valid unless in writing signed by all parties hereto in conformity with the requirements of the Act.

17. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York without regard to the conflicts provisions thereof, and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18. Notices.  All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, or by any means of overnight delivery that provides evidence of delivery, addressed as follows:

Subadviser:	Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202
Adviser:	AIG SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Attention: Legal Department
Fund:	[FUND] c/o AIG SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Attention: Legal Department

19. Indemnity Agreement.

(a) The Fund, the Adviser, the Subadviser, and each other subadviser to the Fund have entered into a Purchase Agreement dated as of on or about December 22, 2005 with Merrill Lynch & Co., and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and other co-managers and underwriters named in Schedule A (collectively, the “Underwriters”) to that agreement (the “Purchase Agreement”). Section 1(a) of the Purchase Agreement requires each of the Fund, the Adviser, the Subadviser, and each other subadviser to make stipulated representations and warranties jointly and severally to the Underwriters. Section 3 of the Purchase Agreement requires each of the Fund, the Adviser, the Subadviser, and each other subadviser to make jointly and severally stipulated covenants with the Underwriters on behalf of the Fund and others. Sections 1(e), 5(d), 5(j), 5(k), 8, and other provisions of the Purchase Agreement require each of the Fund, the Adviser, the Subadviser, and each other subadviser to provide officer’s certificates and other documents to the Underwriters relating to such representations, warranties, and covenants. Sections 4(b), 5(l), 6(a), 6(c), 6(e), 7, and 9(b) and other provisions of the Purchase Agreement require each of the Fund, the Adviser, the Subadviser, and each other subadviser to jointly and severally indemnify and hold harmless the Underwriters and others against all loss, liability, claim, damage or expense whatsoever on the terms and conditions contemplated by relevant provisions of Section 6, to otherwise make contribution to the Underwriters on the terms and conditions contemplated by Section 7, and to otherwise pay the expenses of the Underwriters if the Purchase Agreement is terminated under Section 5(l) or Section 9.

(b) The Fund and the Adviser acknowledge that the provisions of the Purchase Agreement (other than Section 1(c)) concern matters that ordinarily would not be within the knowledge or control of the Subadviser, and that such matters are instead within the exclusive knowledge and control of the Fund itself and of the Adviser. Therefore, the parties to this Agreement are establishing among themselves an equitable bearing of responsibility by the Fund and the Adviser for claims that the Underwriters or other persons might seek to bring against the Subadviser under Sections 1(a), 1(e), 3, 4(b), 5(d), 5(j), 5(k), 5(l), 6, 7, 8, and 9(b) of the Purchase Agreement or similar provisions of the Purchase Agreement, as follows.

(c) The Fund (to the fullest extent permitted by law) and the Adviser (without reservation) (together, the “Indemnifying Parties”) shall jointly and severally indemnify and hold harmless the Subadviser and its officers, directors, partners, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser (separately an “Indemnified Party” and together the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including attorney’s fees) threatened to be or actually asserted against or incurred by each or all of the Indemnified Parties arising out of any claim brought by any of the Underwriters, any person who controls any Underwriter, or any other person who asserts rights under the Purchase Agreement, any current or former investor, self-regulatory organization, regulatory agency, or other governmental authority (separately or together, “Claim” or “Claims”) by reason of any of the following: (1) the representations and warranties and covenants made by the Subadviser pursuant to Sections 1(a), 1(e), 3, 5(d), 5(j), 5(k), and 8 of the Purchase Agreement and any similar provisions of the Purchase Agreement; (2) the indemnification and contribution provisions set forth in Sections 6 and 7 of the Purchase Agreement and any similar provisions of the Purchase Agreement; or (3) the expense reimbursement provisions set forth in Sections 4(b), 5(l), and 9(b) of the Purchase Agreement and any similar provisions of the Purchase Agreement. The parties agree that actual or constructive knowledge by an Indemnified Party of any fact alleged to have been misrepresented or omitted is not a defense against the obligation to indemnify the Indemnified Party under this Agreement.

(d) Each Indemnified Party shall give notice as promptly as reasonably practicable to each Indemnifying Party of any Claim in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability hereunder to the extent that the Indemnifying Party is not materially prejudiced as a result thereof. An Indemnifying Party may recommend counsel to represent an Indemnified Party in connection with a Claim. The Indemnified Party may decline to be represented by the recommended counsel, and may instead select its own counsel to represent it with respect to a Claim. In no event shall the Indemnifying Parties be liable for fees and expenses of more than one counsel at any given time for each of the Indemnified Parties (in addition to any local counsel) in connection with any one action, or separate but similar or related actions in the same jurisdiction, arising out of the same general allegations or circumstances and in which a Claim has been made. No Indemnified Party shall settle or compromise or consent to the entry of any judgment with respect to any Claim asserted in any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Agreement, without the prior written consent of the Indemnifying Parties, which shall not be unreasonably withheld. The Indemnifying Parties shall promptly reimburse each of the Indemnified Parties for any and all costs and expenses of counsel and other costs, as and at the time when incurred, by each Indemnified Party in investigating, defending against, settling, paying judgments entered in response to, or otherwise responding to any Claim.

(e) Each of the Indemnified Parties and the Indemnifying Parties further agree that with respect to any Claim for which indemnification is sought hereunder, they will submit to the jurisdiction of the court or agency in which any action or investigation or proceeding asserting a Claim is pending, if so requested by either of the Indemnifying Parties or any of the Indemnified Parties. The Indemnified Parties and the Indemnifying Parties each further agree to cooperate in the defense of any Claim, action or proceeding in which any of them may seek indemnity, including the furnishing of witnesses and documents as requested by either of the Indemnifying Parties or any of the Indemnified Parties, and acknowledge that documents and witnesses subject to their custody and control may be required for responding to discovery requests, for the defense of actions and proceedings, and for purposes of settlement. The Indemnifying Parties shall promptly reimburse each Indemnified Party for any and all costs and expenses incurred by that Indemnified Party in undertaking such cooperation. Indemnification shall not be denied based on the failure of an Indemnified Party to produce any documents or witnesses whose production is not required under a proper application of the applicable rules of civil procedure and/or local court rules, including the rules on attorney-client privilege and attorney work product.

(f) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication or any other form of delivery providing a receipt. Notices to the Indemnifying Parties shall be directed, as appropriate, to the addresses listed in Section 18 above.

20. Effect of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Fund, the Adviser, the Subadviser and Indemnified Parties, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and for the benefit of no other person, firm or corporation. No purchaser of securities of the Fund from any Underwriter shall be deemed to be a successor by reason of such purchase.

21. Jurisdiction.  Jurisdiction and venue of any dispute relating to this Agreement shall be limited to any court located in the County of New York.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

[FUND]

By:
Name: Vincent Marra

Title:	President

AIG SUNAMERICA ASSET
MANAGEMENT CORP.

By:
Name: Peter A. Harbeck

Title:	President and CEO

MARSICO CAPITAL MANAGEMENT, LLC

By:
Name: Christopher J. Marsico

Title:	President

SCHEDULE A

Fee Rate (as a percentage of daily total assets
Fund	the Subadviser manages for the Fund)

[FUND]	[ ]	%

Appendix C

OFFICERS AND DIRECTORS OF MARSICO CAPITAL MANAGEMENT, LLC

The names and principal occupation of officers and directors of Marsico are set forth below.

Name and Address*	Principal Occupation

Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer

Christopher J. Marsico	President

James G. Gendelman	Portfolio Manager

Mary L. Watson	Executive Vice President and Chief Operations Officer

Thomas M. J. Kerwin	Executive Vice President and General Counsel

Kenneth Johnson	Executive Vice President and Director of Marketing

Corydon J. Gilchrist	Portfolio Manager

Steven R. Carlson	Executive Vice President, Chief Financial Officer and Treasurer, and Chief Compliance Officer

Neil J. Gloude	Executive Vice President and Chief Financial Officer

*     The address of each officer is 1200 17th Street, Suite 1600, Denver, CO 80202

C-1

Appendix D

OFFICERS AND DIRECTORS OF AIG SUNAMERICA ASSET MANAGEMENT CORP.

The names and principal occupation of officers and directors of AIG SunAmerica are set forth below.

Name and Address*	Principal Occupation

Peter A. Harbeck	President and Chief Executive Officer

James Nichols	Senior Vice President

John T. Genoy	Senior Vice President, Chief Financial Officer and Chief Operating Officer

Timothy P. Pettee	Senior Vice President and Chief Investment Officer

Suzanne Onyskow	Senior Vice President and Chief Administration Officer

Debbie Ptash-Yurner	Senior Vice President

Vincent Marra	Senior Vice President

Michael Cheah	Senior Vice President

Steven Neimeth	Senior Vice President

Jay Rushin	Senior Vice President

Gregory N. Bressler	Senior Vice President, General Counsel and Assistant Secretary

Frank Curran	Vice President and Controller

Michael J. Hackenthal	Chief Compliance Officer

*	The address of each officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

D-1

Appendix E

FUNDS ADVISED BY MARSICO CAPITAL MANAGEMENT, LLC
WITH SIMILAR INVESTMENT OBJECTIVES

The following table lists certain information regarding funds for which Marsico Capital Management, LLC serves as subadviser, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as June 30, 2007.

	Assets managed
	by Marsico as of
	06/30/07
Fund***	($ million)	Subadvisory Fee Paid to Marsico

AEGON/Transamerica & Transamerica IDEX
ATST Marsico Growth Fund	$615.4	0.40%
TA/IDEX Marsico Growth Fund	$340.0	0.40%

Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	$4,892.5	0.40% on first $1.5 billion
AST Advanced Strategies Portfolio*	$164.9	0.35% on all assets > $1.5 billion
Target Portfolio Trust — Large Cap Growth*	$160.7
Target Conservative Allocation Fund*	$19.1
Target Moderate Allocation Fund*	$62.7
Target Growth Allocation Fund*	$68.3
Prudential Series Fund Global Portfolio*	$230.3

AXA Premier VIP Aggressive Equity Portfolio*	$639.3	0.27%
EQ/Marsico Focus Portfolio	$3,869.9	0.45% on first $400 million
EQ Market PLUS Large Cap Growth Portfolio	$263.8	0.40% on assets > $400 million - $ billion
		0.375% on assets > $1 billion - $1.5 billion
		0.35% on assets > $1.5 billion

Columbia Funds (formerly Nations Funds)
Columbia Marsico Focused Equities Master Portfolio	$4,723.7	0.45%
Columbia Marsico Growth Master Portfolio	$6,263.2	0.45%
Columbia Marsico Focused Equities Fund, Variable Series
Columbia Marsico Growth Fund, Variable Series	$771.9	0.45%

Diversified Investors Funds Group
Diversified Investors Equity Growth Fund*	$979.3	0.30% on first $1 billion
		0.25% on > $1 billion - $2 billion
		0.27% for entire portfolio if portfolio > $2 billion

Russell Investment Company
Equity I Fund*	$187.1	0.325% on first $500 million
Diversified Equity Fund*	$440.8	0.275% on assets > $500 million - $750 million
		0.225% on assets > $750 million

	Assets managed
	by Marsico as of
	06/30/07
Fund***	($ million)	Subadvisory Fee Paid to Marsico

GuideStone Funds
Growth Equity Fund*	$406.5	0.45% on first $400 million
		0.40% on assets > $400 million
		0.40% on assets > $250 million - $500 million
		0.35% on assets > $500 million

ING Investors Trust
ING Marsico Growth Portfolio	$914.4	0.45% on first $500 million
		0.40% on > $500 million - $1.5 billion
		0.35% on assets > $1.5 billion

Merrill Lynch/Black Rock
Marsico Growth FDP Fund of FDP Series, Inc.	$150.2	0.40%
Roszel/Marsico Large Cap Growth Portfolio	$40.4	0.40%

Optimum Fund Trust
Optimum Large Cap Growth Fund*	$437.8	0.50% on first $300 million
		0.45% on assets > $300 million - $400 million
		0.40% on assets > $400 million

SunAmerica
Focused Series Large Cap Growth Portfolio*	$380.3	**
Focused Series Growth and Income Portfolio*	$137.3	**
Seasons Series Trust Focus Growth Portfolio*	$40.8	**
Seasons Series Trust Focus Growth & Income Portfolio*	$27.1	**
SunAmerica Series Trust Marsico Focused Growth Portfolio	$145.1	**
SunAmerica Focused Alpha Growth Fund, Inc.*	$274.6	0.40%
SunAmerica Focused Alpha Large-Cap Fund, Inc.*	$100.4	0.40%

UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund*	$476.8	0.30%**

USAA
USAA Growth Fund*	$339.5	0.35%**
USAA Aggressive Growth Fund	$1,250.2	0.35%**

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.

**	Pursuant to an exemptive order issued to the funds by the Commission, the funds are not required to disclose individual subadviser fees.

***	A principal investment manager other than Marsico typically charges management fees to these funds that include both subadvisory fees paid to Marsico and additional management fees paid to the principal manager.

The following table lists certain information regarding funds for which Marsico Capital Management, LLC serves as investment adviser. All of the information below is given as June 30, 2007.

	Marsico Assets
	as of 06/30/07
Fund	($ million)	Management Fee Paid to Marsico

The Marsico Investment Fund*
Marsico Flexible Capital Fund	$26.7	0.85%
Marsico Focus Fund	$4,685.0	0.85% on first $3 billion
		0.75% on assets > $3 billion
Marsico Growth Fund	$2,855.2	0.85% on first $3 billion
		0.75% on assets > $3 billion
Marsico International Opportunities Fund	$748.4	0.85%
Marsico 21st Century Fund	$2,056.2	0.85%

*	The Marsico Investment Fund consists of proprietary mutual funds. The services that Marsico provides to these funds as manager and investment adviser are much broader in scope than the services that Marsico provides as a subadviser to the Funds and other funds for which Marsico serves as a subadviser.

Appendix F

REPURCHASE OF MARSICO CAPITAL MANAGEMENT, LLC (“MCM”)
FROM BANK OF AMERICA CORPORATION

F-1

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC. Harborside Financial Center, 3200 Plaza 5 CityplaceJersey City, StateNew Jersey PostalCode07311 P R O X Y This proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of SunAmerica Focused Alpha Growth Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Kathleen Fuentes and Corey Issing or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Shareholders of the Fund to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00, a.m. (Eastern time), on Wednesday, November 14, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” the Proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. (Continued and to be signed on the reverse side) Please mark boxes |•| or |X| in blue or black ink. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposal. 1.TO APPROVE A new Subadvisory agreement among the Fund, AIG FOR AGAINST SunAmerica Asset Management Corp. and Marsico Capital Management, ¨ ABSTAIN LLC. ¨ ¨ 2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Dated: , 2007 X Signature X Signature, if held jointly Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC. Harborside Financial Center, 3200 Plaza 5 CityplaceJersey City, StateNew Jersey PostalCode07311 P R O X Y This proxy is solicited on behalf of the Board of Directors. The undersigned shareholder of SunAmerica Focused Alpha Large-Cap Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Kathleen Fuentes and Corey Issing or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Shareholders of the Fund to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:30, a.m. (Eastern time), on Wednesday, November 14, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal. By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” the Proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. (Continued and to be signed on the reverse side) Please mark boxes |•| or |X| in blue or black ink. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposal. 1.TO APPROVE A new Subadvisory agreement among the Fund, AIG FOR AGAINST SunAmerica Asset Management Corp. and Marsico Capital Management, ¨ ABSTAIN LLC. ¨ 2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Dated: , 2007 X Signature X Signature, if held jointly Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope